PACHOLDER HIGH YIELD FUND, INC.

Dear Stockholders:

First Quarter Review

The Pacholder High Yield Fund, Inc. (the “Fund”) and the high yield market carried over the momentum from the fourth quarter of 2005 with very strong performance in the first quarter of 2006. The strength of the high yield market is particularly noteworthy given the rising short- and long-term interest rates during the quarter. For the quarter ended March 31, 2006, the Fund returned +6.03% (i.e., net of expenses, preferred stock dividends and the effect of the Fund’s leveraged capital structure), and the Fund’s portfolio returned +4.89% (i.e., gross of leverage, fees and expenses). This compares favorably to the average total return of all closed-end high yield funds of +3.30%, as reported by Morningstar, and the +3.03% return of the Credit Suisse First Boston High Yield Index, Developed Countries Only (the “Index”).

The strong relative performance of the Fund’s portfolio in the first quarter was attributable primarily to the Fund’s underweight position in BB-rated securities (BB-rated securities provided lower returns than the high yield market as a whole during the quarter) and the very strong returns of several individual securities, primarily distressed securities that the Fund purchased for total return.

The first quarter began on a strong note as the high yield market followed the equity market’s lead in posting strong returns in January. This momentum carried through February as demand for high yield outpaced new supply. In March the high yield market performed well with a +0.74 return in a month of rapidly rising interest rates. The 10-year Treasury yield increased 30 basis points from 4.55% to 4.85% during March.

High yield issuers generally continue to report stable or improving results, and, with the consensus estimate of a 2006 GDP growth rate in the range of 3.0% to 3.50%, we expect this trend to continue for the balance of the year. Nevertheless, we expect certain industries, such as Autos and Paper, to continue to face challenging conditions. The trailing twelve-month default rate for below-investment-grade issuers, as measured by Moody’s Investors Services, dropped from 1.8% at the end of 2005 to 1.6% in March 2006. Although Moody’s initially expected defaults to rise to 3.0% by the end of 2006, Moody’s recently revised the expected 2006 default rate downward to 1.8%, well below the historical average. Continued economic growth, strong corporate profits, low relative interest rates and abundant liquidity available in the capital markets have combined to keep the default rate low.

The first quarter showed strong performance across the board as all 19 of the Index’s industry sectors posted positive returns. Industry sectors that performed relatively well during the quarter were Aerospace (Airlines), Forest Products/Containers and Transportation (Auto). Sectors that provided weak relative performance included Healthcare, Financial and Energy; these sectors traditionally have had higher quality issuers which were affected more by the rising interest rates during the quarter. The Fund’s portfolio is well diversified, with investments in 174 issuers in 19 different industries. As of March 31, 2006, the Fund’s largest industry sector concentration was in Transportation (Auto), which accounted for 11.09% the portfolio’s market value as of that date. We increased our exposure in this sector over the past few quarters when the sector came under pressure in the market due to a number of downgrades of issuers from investment grade status, including General Motors, Ford and Lear.

The rising interest rate environment and its impact on the high yield market during the first quarter of 2006 were evident in the Index’s average price, yield and spread over Treasuries. For the quarter, the average price of the Index rose 0.69 points from 96.97 to 97.66, the average yield dropped 10 basis points from 8.27% to 8.17% and the spread over the comparable Treasury decreased by 54 basis points from 389 to 335 basis points.

Except for February, the high yield market saw a steady supply of new issues in the first quarter, including a number of companies that sought to lock in long-term debt at relatively low interest rates to refinance existing debt with higher interest rates. Although this refinancing is fundamentally positive for the companies able to lower their cost of debt, it continued the trend towards refinancing high coupon bonds held by investors, including the Fund, and replacing them with lower coupon bonds or bank debt. Adding to the lower spread environment has been the large amount of debt of companies ($15 billion) that has been upgraded from high yield to investment grade during the first quarter versus the amount of debt entering the market ($4 billion) from formerly investment grade rated companies downgraded to high yield. This combination of reduced supply and issuers refinancing at lower yields generally lowers the yield earned by the Fund and other high yield investors. In addition, the dividend rate on the Fund’s preferred stock has risen as the Fed has raised short-term interest rates at 16 consecutive meetings, which also reduces income available for dividends to common shareholders. The principal factors that determine the income available for common shares are the yield on the Fund’s investment portfolio, the cost of the preferred share dividends and the Fund’s expenses. It generally has been the Fund’s policy to maintain a level monthly dividend on the Fund’s common shares at approximately the level of net income estimated to be available to common shareholders (with the Fund’s Investment Advisory fee at the 0.90% midpoint of the “fulcrum fee.”)

First quarter returns for the broad equity indices were very positive. The Russell 2000 returned +13.95%, the S&P 500 returned +4.21%, the

PACHOLDER HIGH YIELD FUND, INC.

NASDAQ Composite returned +6.37% and the Dow returned +4.24%. Positive momentum in equity markets generally is positive for high yield because a positive equity market can provide issuers with more financial flexibility and tends to reflect higher values for business assets to support leveraged capital structures.

Portfolio Strategy and Outlook

The Fund continues to pursue the dual investment strategy of upgrading the credit profile of its portfolio while selectively investing in total return opportunities. In response to the rise in interest rates, we have increased the Fund’s allocation to investments such as floating rate notes or bank loans whose coupons are variable and will rise in an increasing short-term rate environment. Looking ahead, we believe that the underlying fundamentals in the high yield market appear stable. We believe that the near-term expectations for continued solid economic growth, moderately rising interest rates, moderate inflation and below-average default rates are likely to produce an environment that is favorable to higher-return, higher-risk credit relative to investment grade fixed income, where returns are driven primarily by interest rates. Because the strength and duration of the economic expansion is not known, we will continue to adjust the composition of the portfolio gradually over time, predicated on bottom-up fundamental analysis of the opportunities available in the market.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

William J. Morgan

President

May 15, 2006

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 2388, Chicago, IL 60690-2388, (888) 294-8217, and www.computershare.com.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders

March 31, 2006

Description	Par (000)	Value	Percent of Net Assets*

CORPORATE DEBT SECURITIES — 146.8%
AEROSPACE — 5.9%
American Airlines, Inc., Pass Thru Cert, 9.71%, 1/2/07	$214	$214,595	0.2%
American Airlines, Inc., Collateral Trust Notes, 10.18%, 1/2/13	300	292,500	0.3
American Airlines, Inc., Pass Thru Cert, 7.379%, 5/23/16	387	350,795	0.3
American Airlines, Inc., Pass Thru Cert, 7.8%, 10/1/06	1,000	1,002,985	0.8
Continental Airlines, Inc., Series 01-1 Pass Thru Cert, 7.033%, 6/15/11	255	243,829	0.2
Continental Airlines, Inc., Pass Thru Cert, 7.568%, 12/1/06	385	382,475	0.3
Continental Airlines, Inc., Pass Thru Cert, 9.798%, 4/1/21	1,963	2,031,485	1.7
DRS Technologies, Inc., Sr Nt, 6.625%, 2/1/16	500	497,500	0.4
Northwest Airlines Corp., Bank Debt, 11.53%, 10/1/10	1,000	1,025,000	0.9
Wyle Laboratories, Inc., 1st Lien Bank Debt, 7.44%, 2/4/11	496	501,213	0.4
Wyle Laboratories, Inc., 2nd Lien Bank Debt, 11.19%, 8/4/11	500	505,000	0.4

		7,047,377	5.9
CHEMICALS — 7.3%
Basell Term Loan B, Bank Debt, 7.31%, 9/30/13	500	507,500	0.4
Basell Term Loan C, Bank Debt, 7.667%, 9/30/14	500	507,500	0.4
Crompton Corp., Sr Nt, 9.875%, 8/1/12	500	562,500	0.5
Ineos Group Holdings PLC., Nt, 8.5%, 2/15/16[2]	250	237,500	0.2
Koppers Industry, Inc., Sec’d Nt, 9.875%, 10/15/13	119	130,305	0.1
OM Group, Sr Sub Nt, 9.25%, 12/15/11	1,200	1,242,000	1.0
Polyone Corp., Sr Nt, 10.625%, 5/15/10[6]	1,500	1,623,750	1.4
Terra Capital, Inc., Sr Nt, 12.875%, 10/15/08	1,025	1,182,594	1.0
Tronox Worldwide/Finance, Sr Nt, 9.5%, 12/1/12[2]	1,500	1,575,000	1.3
United Agri Products, Sr Disc Nt, 10.74%, 7/15/12[7]	1,350	1,208,250	1.0

		8,776,899	7.3

Description	Par (000)	Value	Percent of Net Assets*

CONSUMER PRODUCTS — 5.1%
GSC Holdings Corp., FRN, Co Guar, 8.405%, 10/1/11[2]	$550	$562,375	0.5%
Broder Bros. Co., Sr Nt, 11.25%, 10/15/10	1,335	1,328,325	1.1
Fedders NA, Sr Nt, 9.875%, 3/1/14	1,250	768,750	0.7
General Nutrition Center, Sr Sub Nt, 8.5%, 12/1/10	125	118,437	0.1
General Nutrition Center, Sr Nt, 8.625, 1/15/11	250	253,125	0.2
Gregg Appliances, Inc., Sr Nt, 9%, 2/1/13	1,950	1,808,625	1.5
K2 Corp., Sr Nt, 7.375%, 7/1/14	500	498,750	0.4
Levi Straus and Co., FRN, Sr Nt, 9.28%, 4/1/12	700	724,500	0.6
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05[1,4,9]	1,000	100	0.0

		6,062,987	5.1
ENERGY — 6.6%
Chart Industries, Inc., Sr Sub Nt, 9.125%, 10/15/15[2]	1,400	1,445,500	1.2
El Paso Corp., Sr Nt, 7.875%, 6/15/12[6]	1,250	1,301,562	1.1
Hanover Compressor, Sr Nt, 7.5%, 4/15/13	500	500,000	0.4
Secunda Int’l, Ltd., FRN, Sec’d, 12.6%, 9/1/12	1,500	1,605,000	1.4
Targa Resources, Inc., L/C Commitment, 4.854%, 10/31/12	145	145,887	0.1
Targa Resources, Inc., Term Loan, 7.169%, 10/31/12	602	604,823	0.5
Transmontaigne, Inc., Sr Sub Nt, 9.125%, 6/1/10	1,900	2,018,750	1.7
Verasun Energy Corp., Sr Unsec’d Nt, 9.875%, 12/15/12[2]	250	265,000	0.2

		7,886,522	6.6
FINANCE — 5.1%
Crum & Forster Holding, Inc., Sr Nt, 10.375%, 6/15/13	2,000	2,050,000	1.7
Fairfax Financial, Nt, Add-on 7.75%, 4/26/12[6]	1,750	1,540,000	1.3
Swett & Crawford, 1st Lien Bank Debt, 7.35%, 11/16/11	500	503,750	0.4
Swett & Crawford, 2nd Lien Bank Debt, 11.35%, 11/16/12	500	503,750	0.4
Thornburg Mortgage, Sr Nt, 8%, 5/15/13	1,500	1,492,500	1.3

		6,090,000	5.1

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

March 31, 2006

Description	Par (000)	Value	Percent of Net Assets*

FOOD & DRUG — 0.7%
Southern States Coop, Inc., Sr Nt, 10.5%, 10/15/10[2]	$750	$795,000	0.7%

		795,000	0.7
FOOD & TOBACCO — 9.6%
Alliance One, Nt, 11%, 5/15/12	2,000	1,920,000	1.6
Chiquita Brands Int’l, Inc., Sr Nt, 8.875%, 12/1/15[6]	500	462,500	0.4
Cosan SA Industria, Sr Nt, 9%, 11/1/09[2]	300	319,500	0.3
EPL Finance Corp., Sr Nt, 11.75%, 11/15/13[2]	750	768,750	0.6
Eurofresh, Inc., Nt, 11.5%, 11/15/13[2]	1,500	1,507,500	1.3
Gold Kist, Inc., Sr Nt, 10.25%, 3/15/14	487	525,960	0.4
Golden State Foods, Sr Sub Nt, 9.24%, 1/10/12[8,9]	1,250	1,275,000	1.1
National Beef Packaging, Sr Nt, 10.5%, 8/1/11	1,000	1,010,000	0.8
National Wine & Spirits, Inc., Sr Nt, 10.125%, 1/15/09	1,750	1,763,125	1.5

Sbarro, Inc., Sr Nt, 11%, 9/15/09[6]	1,000	1,017,500	0.9
Swift and Co., Sr Nt, 10.125%, 10/1/09	250	260,000	0.2
Swift and Co., Sr Sub Nt, 12.5%, 1/1/10	530	533,975	0.4
Tom’s Foods, Inc., Sr Nt, 10.5%, 11/1/04[1,4,9]	907	61,209	0.1

		11,425,019	9.6
FOREST PRODUCTS & CONTAINERS — 13.3%
Abitibi-Consolidated Inc., Sr Nt, 8.375%, 4/1/15[6]	2,000	1,950,000	1.6
Ainsworth Lumber, Sr Nt, 6.75%, 3/15/14	1,000	867,500	0.7
Ainsworth Lumber, Co Guar, 7.25%, 10/1/12	750	678,750	0.6
Bowater, Inc., Sr Nt, 6.5%, 6/15/13[6]	500	466,250	0.4
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%, 9/15/08	1,145	1,145,000	0.9
Cascades, Inc., Sr Nt, 7.25%, 2/15/13	1,500	1,410,000	1.2
Constar International, FRN, Nt, 8.124%, 2/15/12	550	531,437	0.4
Constar International, Sr Sub Nt, 11%, 12/1/12[6]	1,500	1,170,000	1.0
Domtar, Inc., Nt, 7.875%, 10/15/11	625	592,187	0.5
Graphic Packaging Corp., Sr Sub Nt, 8.5%, 8/15/11[6]	500	495,000	0.4
Graphic Packaging Corp., Sr Sub Nt, 9.5%, 8/15/13[6]	572	534,820	0.4

Description	Par (000)	Value	Percent of Net Assets*

FOREST PRODUCTS & CONTAINERS — (continued)
Norske Skog, Sr Nt, 8.625%, 6/15/11	$1,500	$1,507,500	1.3%
Plastipak Holdings, Inc., Sr Nt, 8.5%, 12/15/15[2]	200	204,000	0.2
Portola Packaging Inc., Sr Nt, 8.25%, 2/1/12[6]	2,725	2,343,500	2.0
Stone Container, Sr Nt, 9.75%, 2/1/11	1,750	1,798,125	1.5
Tembec Industries, Sr Unsec’d Nt, 8.625%, 6/30/09[6]	320	192,800	0.2

		15,886,869	13.3
GAMING & LEISURE — 4.5%
Bally Total Fitness Holding Corp., Sr Sub Nt, 9.875%, 10/15/07	430	430,000	0.4
Inn of the Mountain Gods, Sr Nt, 12%, 11/15/10	2,175	2,349,000	2.0
Majestic Star Casino, Co Guar, 9.5%, 10/15/10	500	530,000	0.4
True Temper Sports, Inc., Sr Sub Nt, 8.375%, 9/15/11	1,050	960,750	0.8
Trump Entertainment, Sec’d Nt, 8.5%, 6/1/15	1,150	1,118,375	0.9

		5,388,125	4.5
HEALTH CARE — 8.5%
CDRV Investors, Inc., Sr Disc Nt, 9.75%, 1/1/15[7]	350	238,000	0.2
Lifecare Holdings, Inc., Bank Debt, 7.07%, 8/11/12	746	707,072	0.6
Lifecare Holdings, Inc., Sr Sub Nt, 9.25%, 8/15/13[2,6]	1,400	826,000	0.7
Psychiatric Solutions, Sr Sub Nt, 10.625%, 6/15/13	333	372,127	0.3
Rural/Metro Corp., Sr Disc Nt, 14.39%, 3/15/16[7]	1,000	730,000	0.6
Team Health, Inc., Sr Sub Nt, 11.25%, 12/1/13[2]	1,934	1,982,350	1.7
Tenet Healthcare Corp., Sr Nt, 9.25%, 2/1/15[2]	250	250,625	0.2
Tenet Healthcare Corp., Sr Nt, 9.875%, 7/1/14	2,050	2,075,625	1.7
US Oncology Inc, Co Guar, 10.75%, 8/15/14	575	628,188	0.5
US Oncology Inc, FRN, Sr Nt, 10.32%, 3/15/15	630	631,575	0.5
Vanguard Health Holdings II, Sr Sub Nt, 9%, 10/1/14	1,400	1,431,500	1.2
Vanguard Health Holdings I, Sr Disc Nt, 10.43%, 10/1/15[7]	500	365,000	0.3

		10,238,062	8.5

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

March 31, 2006

Description	Par (000)	Value	Percent of Net Assets*

HOUSING — 1.0%
Interface, Inc., Sr Nt, 10.375%, 2/1/10	$500	$547,500	0.5%
Interface, Inc., Sr Sub Nt, 9.5%, 2/1/14	535	548,375	0.5

		1,095,875	1.0
INFORMATION TECHNOLOGY — 7.2%
Activant Solutions, FRN, Sr Nt, 10.53%, 4/1/10[2]	400	408,000	0.3
Activant Solutions, Sr Nt, 10.5%, 6/15/11	200	221,500	0.2
Advanced Micro Devices, Sr Nt, 7.75%, 11/1/12	260	272,025	0.2
IKON Office Solutions, Sr Nt, 7.75%, 9/15/15[2,6]	500	516,250	0.4
Intcomex, Inc., Sec’d Nt, 11.75%, 1/15/11[2]	750	746,250	0.6
Magnachip Semiconductor, FRN, Sec’d Nt, 8.16%, 12/15/11	1,000	1,012,500	0.9
Magnachip Semiconductor, Sec’d Nt, 6.875%, 12/15/11	750	720,000	0.6
Magnachip Semiconductor, Sr Sub Nt, 8%, 12/15/14	250	233,750	0.2
Sanmina-SCI Corp., Sr Sub Nt, 8.125%, 3/1/16	750	757,500	0.6
Smart Modular Tech, FRN, Sr Nt, 10.03%, 4/1/12	423	452,610	0.4
Spansion LLC, Sr Nt, 11.25%, 1/15/16[2]	1,000	960,000	0.8
Stratus Technologies, Inc., 2nd Lien Bank Debt, 13.83%, 3/28/12	1,000	970,000	0.8
Sungard Data Systems, Inc., Sr Unsec’d Nt, 9.125%, 8/15/13[2]	400	423,000	0.4
Unisys Corp., Sr Nt, 8%, 10/15/12	500	491,250	0.4
Unisys Corp., Sr Nt, 8.5%, 10/15/15[6]	500	496,250	0.4

		8,680,885	7.2
MANUFACTURING — 7.5%
Case New Holland, Inc., Sr Nt, 9.25%, 8/1/11	500	533,750	0.5
Eagle-Picher, Inc., Sr Nt, 9.75%, 9/1/13[1,4,6]	1,250	862,500	0.7
Eagle-Picher Industries, Inc., 1st Lien Bank Debt, 9.4%, 12/30/10	750	761,250	0.6
Eagle-Picher Industries, Inc., 2nd Lien Bank Debt, 13.34%, 12/30/11	750	765,000	0.6
Gardner Denver, Sr Sub Nt, 8%, 5/1/13	500	525,000	0.5
Greenbrier Companies, Inc., Sr Nt, Add-on 8.375%, 5/15/15	1,000	1,047,500	0.9

Description	Par (000)	Value	Percent of Net Assets*

MANUFACTURING — (continued)
Invensys PLC, Sr Nt, 9.875%, 3/15/11[2]	$1,000	$1,062,500	0.9%
Milacron Escrow Corp., Sec’d Nt, 11.5%, 5/15/11	1,750	1,601,250	1.3
Polypore, Inc., Sr Sub Nt, 8.75%, 5/15/12	1,935	1,838,250	1.5

		8,997,000	7.5
MEDIA & TELECOM: BROADCASTING — 1.6%
Fisher Communications, Inc, Sr Nt, 8.625%, 9/15/14	500	528,125	0.4
LBI Media, Inc., Sr Disc Nt, 11%, 10/15/13[7]	625	465,625	0.4
Nexstar Fin Hldg LLC, Inc., Sr Disc Nt, 11.36%, 4/1/13[7]	250	205,000	0.2
Nexstar Finance, Inc., Sr Sub Nt, 7%, 1/15/14	725	685,125	0.6

		1,883,875	1.6
MEDIA & TELECOM: CABLE — 7.9%
Adelphia Communications, Corp., Sr Nt, 9.375%, 11/15/09[1,4]	1,000	610,000	0.5
Adelphia Communications, Corp., Sr Nt, 8.125%, 7/15/03[1,4,6]	750	446,250	0.4
Adelphia Communications, Corp., Sr Nt, 6%, 2/15/06[1,4]	125	2,969	0.0
CCH I LLC, Sec’d Nt, 11%, 10/1/15	2,305	1,916,031	1.6
Century Communications, Sr Nt, 9.5%, 3/1/05[1,4,6]	625	612,500	0.5
Insight Communications, Inc., Sr Disc Nt, 12.21%, 2/15/11[7]	1,000	1,062,500	0.9
Insight Midwest, Sr Nt, 10.5%, 11/1/10	1,050	1,105,125	0.9
Intelsat Bermuda Ltd., Sr Nt, 8.25%, 1/15/13	500	508,750	0.4
Mediacom LLC/Capital Corp., Sr Nt, 9.50%, 1/15/13[6]	2,000	1,980,000	1.7
Panamsat Corp., Sr Nt, 9%, 8/15/14	649	683,073	0.6
Videotron Ltee, Sr Unsec’d Nt, 6.375%, 12/15/15	500	489,375	0.4

		9,416,573	7.9
MEDIA & TELECOM: FIXED COMMUNICATIONS — 5.3%
Mastec, Inc., Sr Sub Nt, 7.75%, 2/1/08[6]	780	780,000	0.7
Primus Telecomm Group, Bank Debt, 11.61%, 2/18/11	990	985,050	0.8
Qwest Communications, FRN, Sr Nt, 8.249%, 2/15/09	1,001	1,023,523	0.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

March 31, 2006

Description	Par (000)	Value	Percent of Net Assets*

MEDIA & TELECOM: FIXED COMMUNICATIONS — (continued)
Qwest Communications, Sr Nt, 7.875%, 9/1/11	$100	$106,750	0.1%
Qwest Communications, Sr Nt, 7.625%, 6/15/15	250	267,500	0.2
Qwest Communications, FRN, Sr Nt, 8.16%, 6/15/13	1,000	1,100,000	0.9
Stratos Global Corp., Sr Nt, 9.875%, 2/15/13[2]	750	742,500	0.6
Time Warner Communications, Sr Nt, 9.25%, 2/15/14[6]	1,250	1,340,625	1.1

		6,345,948	5.3
MEDIA & TELECOM: WIRELESS COMMUNICATIONS — 4.1%
ACC Escrow Corp., Sr Nt, 10%, 8/1/11	500	542,500	0.5
Cleveland Unlimited, Inc., FRN, Sr Unsec’d Nt, 13.16%, 12/15/10[2]	1,000	1,025,000	0.9
Dobson Cellular Systems, FRN, Sec’d Nt, 9.43%, 11/1/11	500	517,500	0.4
Dobson Cellular Systems, Sec’d, 9.875%, 11/1/12	1,000	1,092,500	0.9
Dobson Communications Corp., FRN, Sr Nt, 8.85%, 10/15/12	500	496,250	0.4
Horizon PCS, Inc., Sr Nt, 11.375%, 7/15/12	350	399,875	0.3
Rogers Wireless, Inc., Sec’d Nt, 6.375%, 3/1/14	250	249,375	0.2
Rural Cellular, Sr Nt, 9.875%, 2/1/10	500	533,750	0.5

		4,856,750	4.1
MEDIA & TELECOM: DIVERSIFIED — 8.3%
DX III Holdings Corp., 1st Lien Term Loan, 8.729%, 1/27/11	500	505,000	0.4
HRP Myrtle Beach, FRN, Sec’d Nt, 9.7%, 4/1/12[2]	1,000	1,006,250	0.9
IMAX Corp., Sr Nt, 9.625%, 12/1/10	1,834	1,944,040	1.6
London Arena & Waterfront Finance LLC, Bank Debt, 8.38%, 3/9/12	500	503,750	0.4
Cenveo Corp., Sr Sub Nt, 7.875%, 12/1/13	2,000	1,955,000	1.6
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09	1,930	1,816,613	1.5
Primedia, Inc., Sr Nt, 8.875%, 5/15/11	375	365,625	0.3
Quebecor Media, Sr Nt, 7.75%, 3/15/16[2]	500	513,750	0.4

Description	Par (000)	Value	Percent of Net Assets*

MEDIA & TELECOM: DIVERSIFIED — (continued)
Quebecor World Capital Corp., Sr Nt, 6.125%, 11/15/13	$850	$736,212	0.6%
Quebecor World Capital Corp., Sr Nt, 8.75%, 3/15/16[2]	250	243,821	0.2
RH Donnelley, Inc., Sr Disc Nt, 6.875%, 1/15/13[2]	250	233,750	0.2
RH Donnelley, Inc., Sr Nt, 8.875%, 1/15/16[2]	250	260,000	0.2

		10,083,811	8.3
METALS & MINERALS — 4.6%
AK Steel Corp., Co Guar, 7.875%, 2/15/09[6]	1,705	1,713,525	1.4
AK Steel Corp., Co Guar, 7.75%, 6/15/12	400	404,500	0.3
Chaparral Steel Co., Sr Nt, 10%, 7/15/13	600	669,000	0.6
Neenah Corp., Sr Sub Nt, 11%, 9/30/10[2]	200	222,000	0.2
Oglebay Norton Co. Term Loan B, Bank Debt, 11.729%, 1/31/10	1,000	1,025,000	0.9
Trimas Corp., Co Guar, 9.875%, 6/15/12	1,525	1,395,375	1.2

		5,429,400	4.6
RETAIL — 2.1%
Brown Shoe Company, Inc., Sr Unsec’d Nt, 8.375%, 5/1/12	750	791,250	0.7
Linens ‘N Things, Inc., FRN, Sec’d Nt, 10.366%, 1/15/14[2]	1,000	1,002,500	0.8
Stripes Acq./Susser Finance, Sr Nt, 10.625%, 12/15/13[2]	725	760,344	0.6

		2,554,094	2.1
SERVICES — 7.1%
Allied Waste NA, Co Guar, 9.25%, 9/1/12	1,824	1,967,640	1.6
Dycom Industries, Nt, 8.125%, 10/15/15	500	515,000	0.4
Hertz Corp., Sr Notes, 8.875%, 1/1/14[2]	1,250	1,296,875	1.1
Knowledge Learning Center, Sr Sub Nt, 7.75%, 2/1/15[2]	500	476,250	0.4
Mac-Gray Corp., Sr Nt, 7.625%, 8/15/15	500	510,000	0.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

March 31, 2006

Description	Par (000)	Value	Percent of Net Assets*

SERVICES — (continued)
Nationsrent, Inc., Sr Sec’d Nt, 9.5%, 10/15/10	$500	$543,750	0.5%
Sac Holdings, Sr Nt, 8.5%, 3/15/14	1,323	1,273,243	1.1
Stewart Enterprises, Sr Nt, 6.25%, 2/15/13[2]	500	480,000	0.4
United Rentals, Inc., Sr Sub Nt, 7.75%, 11/15/13	1,400	1,400,000	1.2

		8,462,758	7.1
TRANSPORTATION — 17.0%
American Commercial Lines, Sr Nt, 9.50%, 2/15/15	475	522,500	0.4
Autocam Corp., Sr Sub Nt, 10.875%, 6/15/14[6]	675	452,250	0.4
Autocam Corp., Bank Debt, 13.5%, 12/22/11	1,004	1,031,742	0.9
Delco Remy International, Inc., FRN, Sec’d Nt, 8.6%, 4/15/09	125	117,500	0.1
Dura Operating Corp., Co Guar, 8.625%, 4/15/12[6]	800	658,000	0.5
Ford Motor Co., Nt, 7.45%, 7/15/31[6]	1,625	1,206,562	1.0
Ford Motor Credit Corp., FRN, Nt, 7.68%, 11/2/07	700	689,695	0.6
Ford Motor Credit Corp., Nt, 8.625%, 11/1/10	750	718,542	0.6
General Motors Acceptance Corp., Nt, 7.75%, 1/19/10	1,000	975,011	0.8
General Motors Acceptance Corp., Nt, 8%, 11/1/31[6]	1,300	1,228,633	1.0
General Motors Acceptance Corp., Nt, 5.125%, 5/9/08	750	705,841	0.6
General Motors Acceptance Corp., FRN, Nt, 5.55%, 7/16/07	200	194,208	0.2
General Motors, Debentures, 8.1%, 6/15/24	450	312,750	0.3
General Motors, Debentures, 8.25%, 7/15/23[6]	2,325	1,674,000	1.4
Goodyear Tire and Rubber, Sr Nt, 9%, 7/1/15	1,950	1,979,250	1.7
IdleAire Technologies Corp., Sr Disc Nt, 11.92%, 12/15/12[7]	1,250	931,250	0.8
Lear Corp., Co Guar, 8.11%, 5/15/09[6]	1,550	1,441,500	1.2
Metaldyne Corp., Co Guar, 11%, 6/15/12[6]	1,000	796,250	0.7
Metaldyne Corp., Sr Nt, 10%, 11/1/13[6]	1,450	1,355,750	1.1
Quality Distribution, Co Guar, 9%, 11/15/10	500	471,250	0.4

Description	Par (000)	Value	Percent of Net Assets*

TRANSPORTATION — (continued)
Quality Distribution, FRN, Co Guar, 9.1%, 1/15/12	$500	$495,000	0.4%
Sea Containers, Sr Nt, 10.75%, 10/15/06[6]	625	612,500	0.5
TFM SA DE CV, Sr Nt, 12.5%, 6/15/12	1,100	1,232,000	1.0
Ultrapetrol (Bahamas) Ltd., 1st Mtg, 9%, 11/24/14	450	423,000	0.4

		20,224,984	17.0
UTILITIES — 6.5%
Calpine Corp., Sr Nt, 8.5%, 5/1/08[1,4,6]	1,265	717,888	0.6
Calpine Corp., Sr Nt, 8.5%, 2/15/11[1,4,6]	985	398,925	0.3
Calpine Corp., Sec’d Nt, 9.9%, 7/15/07[1,2,4]	904	840,894	0.7
Calpine Corp., Sec’d Nt, 9.875%, 12/1/11[1,2,4]	250	228,125	0.2
Calpine Generating Co., 3rd FRN, Sec’d Nt, 13.216%, 4/1/11	800	876,000	0.7
Dynegy Holdings, Inc., Sr Unsec’d Nt, 8.375%, 5/1/16[2]	500	497,500	0.4
Edison Mission, Inc., Sr Nt, 9.875%, 4/15/11	1,000	1,130,000	1.0
Midwest Generation LLC, Sec’d Nt, 8.75%, 5/1/34	500	541,250	0.5
Mirant Americas, Sr Nt, 8.3%, 5/1/11[1,4]	250	258,750	0.2
Mirant Americas Generation LLC, Sr Nt, 8.5%, 10/1/21[1,4]	500	508,750	0.4
Dynegy/NGC Corp., Debentures, 7.125%, 5/15/18	500	457,500	0.4
NRG Energy, Inc., Term Loan B, 6.82%, 1/26/13	500	506,250	0.4
Reliant Energy, Inc., Sec’d Nt, 6.75%, 12/15/14	1,000	882,500	0.7
Southern Energy, Inc., Escrow, Sr Nt, 7.9%, 7/15/09	750	46,875	0.0

		7,891,207	6.5

Total Corporate Debt Securities
(amortized cost $175,003,329)		175,520,020	146.8

CORPORATE CONVERTIBLE DEBT SECURITIES — 0.2%
PACKAGING — 0.2%
Indesco International, Inc., Conv, Sr Sub Nt, 10%, 3/15/08[3,9]	291	232,423	0.2

		232,423	0.2
Total Convertible Corporate Debt Securities
(amortized cost $290,529)		232,423	0.2

Total Debt Securities
(amortized cost $175,293,858)		175,752,443	147.0

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (concluded)

March 31, 2006

Description	Par (000)	Value	Percent of Net Assets*

PREFERRED STOCKS — 2.8%
Glasstech, Inc., Series C, Pfd[1,3,9]	$5	$0	0.0%
Oglebay Norton Company, Series A, Pfd, 14.8%[1]	189,370	3,029,920	2.5
Spanish Broadcasting Systems, Pfd, 10.75%, 10/15/13	296	319,680	0.3

Total Preferred Stocks
(cost $2,540,623)		3,349,600	2.8

COMMON STOCKS — 2.7%
Abovenet, Inc., Common Stock[1]	1,702	68,080	0.1
Avado Brands, Inc., Common Stock[1,3]	9,063	70,238	0.1
Bally Total Fitness Corp. Holding, Common Stock[1,3,6,8,9]	3,969	26,037	0.0
Glasstech, Inc., Class C, Common Stock[1,3,9]	5	0	0.0
Indesco International, Inc., Common Stock[1,3,9]	60,345	30,173	0.0
Kaiser Group Holdings, Inc., Common Stock[1]	26,548	1,076,256	0.9
Lexington Coal Company, Common Stock[1]	25,311	7,087	0.0
Mattress Discounters, Common Stock[1,3,9]	8,329	8,329	0.0
Mirant Corp. Common Equity, Common Stock[1]	27,200	680,000	0.6
Oglebay Norton Company, Common Stock[1]	31,897	425,825	0.4
Simonds Industries, Inc., Common Stock[1,3,9]	8,236	280,024	0.2
Westpoint Stevens, Inc., Common Stock[1,3,9]	14,277	283,113	0.2
Westpoint Stevens, Inc., Subscription Rights[1,3,9]	12,745	138,411	0.1
Westpoint Stevens, Inc., Rights[1,3,9]	6,631	72,013	0.1
XO Holdings, Inc., Common Stock[1]	465	1,836	0.0

Total Common Stocks
(cost $10,307,655)		3,167,422	2.7

WARRANTS — 0.0%
Abovenet, Inc., Warrants, 8/9/08[1,3,9]	584	11,680	0.0
Abovenet, Inc., Warrants, 8/9/10[1,3,9]	687	10,992	0.0
XO Holdings, Inc., Series A Warrants[1]	930	418	0.0
XO Holdings, Inc., Series B Warrants[1]	697	279	0.0
XO Holdings, Inc., Series C Warrants[1]	697	174	0.0

Total Warrants
(cost $417,200)		23,543	0.0

Total Equity Investments
(cost $13,265,478)	429,989	6,540,565	5.5

Description	Par (000)	Value	Percent of Net Assets*

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED — 26.6%
Lehman Brothers, Inc.— Repurchase Agreements 5.025%, dated 3/31/06, matures 4/3/06 repurchase price $5,002,0945a	$5,000	$5,000,000	4.2%
UBS Securities LLC— Repurchase Agreements 4.53%, dated 3/31/06, matures 4/3/06 repurchase price $26,778,6755b	26,769	26,768,570	22.4

Total Investments of Cash Collateral for Securities Loaned
(cost $31,768,570)		31,768,570	26.6

TOTAL INVESTMENTS
(cost $220,327,906)		214,061,578	179.1

Payable Upon Return of Securities Loaned		(31,768,570)	(26.6)
Payable to Advisor		(235,910)	(0.2)
Payable to Administrator		(15,699)	0.0
Accounting Fees Payable		(3,204)	0.0
Custody Fees Payable		(1,573)	0.0
Unrealized Appreciation/(Depreciation) on Swap Agreements		624,616	0.5
Other Assets in Excess of Other Liabilities		2,840,901	2.4
Less: Outstanding Preferred Stock (2,640 shares at $25,000 per share) at liquidation value.		(66,000,000)	(55.2)

Net Assets Applicable to Common Stockholders		$119,502,140	100.0

Net Asset Value Per Common Share ($119,502,140/12,922,575)		$9.25

*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $24,684,659.
[3]	Board valued security. These securities amounted to $1,163,433.
[4]	Security in default.
5a	Fully collateralized by non-investment grade corporate bonds with a fair market value of $5,252,950.
5b	Fully collateralized by treasury notes with a fair market value of $27,304,064.
[6]	All or a portion of the security is on loan. Securities on loan have a fair market value of $30,916,467.
[7]	Step-up bond. Interest rate is effective rate.
[8]	Restricted security. These securities amounted to $1,301,037.
[9]	Security deemed to be illiquid.
FRN	Floating Rate Note. Rate shown is rate in effect at March 31, 2006.

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PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

William J. Morgan President and Director James P. Shanahan, Jr. Secretary James E. Gibson Treasurer David A. Groshoff, Esq. Chief Compliance Officer	John F. Williamson Chairman and Director George D. Woodard Director Daniel A. Grant Director

Investment Objective

A closed-end fund seeking a high level of total return through current income and capital appreciation by investing primarily in high-yield, fixed income securities of domestic companies.

Investment Advisor

Pacholder & Company, LLC

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Worldwide Securities Services

Transfer Agent

Computershare, LLC

Legal Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 555

Cincinnati, Ohio 45236

(513) 985-3200

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide stockholders quick and easy access to the timeliest information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

FIRST QUARTER

MARCH 31, 2006